UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

Where discipline meets common sense.

Annual Report

August 31, 2016

Meritage Growth Equity Fund MPGEX/MPGIX

Meritage Value Equity Fund MPVEX/MVEBX

Meritage Yield-Focus Equity Fund MPYEX/MPYIX

913.345.7000	www.meritageportfoliofunds.com	7500 College Blvd., Suite 1212, Overland Park, KS 66210

MESSAGE FROM THE CHIEF INVESTMENT OFFICER – (Unaudited)

At Meritage, we are value-driven investors. We buy stock in businesses when they i) score well in our comprehensive stock-ranking process (universe is global, all-cap and about 7,000 securities), and ii) are selling for less than we believe they are worth. Our value discipline is intended to provide a margin of safety and is one of our primary risk management tools, along with managing position sizes and diversification.

Dear Fellow Shareholders:

During the fiscal year ended August 31, 2016, equity market performance rebounded strongly from the decline experienced in fiscal year 2015. The equity market continued its weakness, especially in January 2016, but rallied substantially after that, enabling returns of 5% – 13% for major indices.

Notably, our Growth strategy performed well for the past year, slightly behind its respective market benchmark, and the Yield-Focus strategy performed well as compared to its most comparable benchmark, the Zacks Multi-Asset Income Index. Our Value strategy turned in a positive year, but trailed its primary benchmarks.

As always, the primary mechanism generating our strong long-term returns was responsible for our results in fiscal year 2016. Our robust bottom up value-centric security selection process continues to be refined and improved and rigorously searched for attractive mispriced securities, among all capitalization sizes and geographies throughout the world.

We explore this topic further in the following pages. A specific discussion of each Fund and its performance is included in Management’s Discussion of Fund Performance.

Thank you for your continued trust in us as stewards of your capital. As previously mentioned, we have our own money invested alongside yours in each of our funds, and we remain committed to delivering attractive risk-adjusted returns over full market cycles.

Sincerely,

Mark Eveans, CFA

President and Chief Investment Officer

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Meritage Growth Equity Fund

For the fiscal year ended August 31, 2016, the Meritage Growth Equity Fund Institutional Class and Investor Class returned 10.4% and 10.1%, respectively. These returns were comparable to those provided by the broad equity market as represented by the Fund’s primary benchmark, the Russell 1000 Growth Index, while exceeding the Lipper Large Cap Growth Index. They returned 10.5% and 6.1%, respectively, during the same time frame.

For the six months ended August 31, 2016, which is the period since our Semi-Annual Report, the Meritage Growth Equity Fund Institutional Class and Investor Class returned 13.9% and 13.8%, respectively. These were ahead of the Russell 1000 Growth Index benchmark which returned 11.9% during the same time frame, as well as the Lipper Large Cap Growth Index return of 12.0%.

From an attribution standpoint, the Fund’s strong performance over the course of the last 12 months, compared to the benchmark, was driven primarily by three key factors. First, the Fund was overweighted for most of the period compared to the benchmark in the Information Technology sector, and our stock selection in that sector was superior. The interaction of these two factors was a significant positive. Second, while the index has only modest exposure to the Financial sector, our overweight helped the portfolio’s relative returns due to our stock selection. The third area of outperformance came from the Industrial sector, where we were market weighted and again had superior stock selection.

Regarding specific issues, the strongest gainers for the year were Nvidia, up 176.1%, Coherent, up 80.4%, and Ubiquiti Networks, up 55.5%.

The poorest performers for the year were Mallinckrodt, down 32.8%, Jones Lang Lasalle, down 28.4%, and Gilead, down 24.0%.

As a value-centric and process driven Growth manager, most sector differences as compared to the benchmark are a result of either an under or overweight of specific, bottom-up, attractively valued growth opportunities identified by our process, within that particular sector.

We expect a continuation of abnormally low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay an excessive premium for well-known growth names. This is where we part company with the crowd, however, as we expect the value discipline embedded in our growth approach may yield better results over full market cycles.

Meritage Value Equity Fund

For the fiscal year ended August 31, 2016, the Meritage Value Equity Fund Institutional Class and Investor Class returned 1.9% and 1.5%, respectively. These returns fell short of the Russell 1000 Value Index benchmark which returned 12.9% during the same time frame, as well as the Lipper Large Cap Value Index return of 11.0%.

For the six months ended August 31, 2016, which is the period since our Semi-Annual Report, the Meritage Value Equity Fund Institutional Class and Investor Class returned 7.1% and 6.9%, respectively. These returns also fell short of the Russell 1000 Value Index benchmark which returned 16.3% during the same time frame, as well as the Lipper Large Cap Value Index return of 15.4%.

From an attribution standpoint, there were positive sector influences from Utilities, Telecommunications and Health Care which were offset by subpar security selection, particularly in the Health Care, Information Technology, Consumer Discretionary and Energy sectors.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Regarding individual issues, the strongest gainers for the year were Ingredion, up 51.5%, Raytheon, up 39.8%, and EnerSys up 33.2%.

The poorest performers for the year were Korn Ferry International, down 39.2%, Myriad Genetics, down 36.5% and Voya Financial, down 32.0%.

As a value-centric and process driven manager, most sector differences as compared to the benchmark are the result of either an under or overweight of specific bottom-up valuation opportunities identified by our process.

We expect a continuation of abnormally low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay a premium for well-known stocks. This is where we part company with the crowd, however, as we expect the discipline embedded in our value approach may yield better results over full market cycles.

Meritage Yield-Focus Equity Fund

For the fiscal year ended August 31, 2016, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned 9.6% and 9.4%, respectively. These returns broadly trailed the 13.0% total return for the Russell 3000 Value Index, a general market benchmark, but were significantly better than the Zacks Multi-Asset Income Index, a style-specific peer index, which returned 5.3% during the same time.

For the six months ended August 31, 2016, which is the period since our Semi-Annual Report, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned 11.4% and 11.3%, respectively. These returns also lagged the Russell 3000 Value Index, which returned 16.7% during the time period, and they also trailed the Zacks Multi-Asset Index, which returned 16.9% during the same time frame.

A founding premise of the Yield-Focus Equity Fund is to earn between 50 – 75% of the expected long-term equity return in the form of cash dividends and distributions. The strategy invests in six key types of equity asset classes – common stocks, master limited partnerships (MLPs), other limited partnerships, real estate investment trusts (REITs), business development companies, convertible preferred stocks and, in rare situations, straight preferred stocks. The Meritage comprehensive security selection process searches globally for attractive yield franchises.

For fiscal year ended August 31, 2016, regarding equity asset class performance, REITs and business development companies were the strongest relative performers, followed closely by common stocks. Limited partnerships and MLPs were the poorest performers.

In terms of specific issues, the strongest performers for the year were EPR Properties, up 62.8%, STAG Industrial, up 45.9% and Westar Energy, up 48.5%.

The poorest performers for the year were Seagate Technology PLC, down 56.0%, KKR & Co. LP, down 40.6% and Waddell & Reed Financial, Inc., down 30.6%.

We use two benchmarks in assessing the performance of the Yield-Focus Equity Fund. The Russell 3000 Value Index is a long-term general purpose value-centric benchmark without specificity regarding the Fund’s distinct yield-focus style. The Zacks Multi-Asset Income Index has specific asset structure and distinguished dividend yield characteristics similar to the Fund.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns

For the Periods Ended August 31, 2016 (a)

Fund/Index	1 Year	Since Inception (12/23/13)
Meritage Growth Equity Fund – Institutional Class	10.41%	8.64%
Meritage Growth Equity Fund – Investor Class	10.13%	8.35%
Russell 1000 Growth Index (b)	10.54%	9.75%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	1.68%	1.93%
With Applicable Waivers	1.02%	1.27%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated December 29, 2015. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2016, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2016 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2016. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns

For the Periods Ended August 31, 2016 (a)

Fund/Index	1 Year	Since Inception (12/23/13)
Meritage Value Equity Fund – Institutional Class	1.85%	4.67%
Meritage Value Equity Fund – Investor Class	1.51%	4.38%
Russell 1000 Value Index (b)	12.92%	7.76%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	1.69%	1.94%
With Applicable Waivers	1.03%	1.28%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated December 29, 2015. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2016, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2016 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2016. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns

For the Periods Ended August 31, 2016 (a)

Fund/Index	1 Year	Since Inception (12/23/13)
Meritage Yield-Focus Equity Fund – Institutional Class	9.58%	2.89%
Meritage Yield-Focus Equity Fund – Investor Class	9.35%	2.62%
Russell 3000 Value Index (b)	12.98%	7.48%
Zacks Multi-Asset Income Index TR (c)	5.27%	-2.14%

	Expense Ratios (d)
	Institutional Class	Investor Class
Gross	1.62%	1.87%
With Applicable Waivers	1.18%	1.43%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an index.

(d)

The expense ratios are from the Fund’s prospectus dated December 29, 2015. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2016, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2016 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2016. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an Index.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

FUND HOLDINGS – (Unaudited)

The investment objective of the Meritage Growth Equity Fund is to seek growth of capital.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Value Equity Fund is to seek growth of capital. Income is a secondary objective.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2016

COMMON STOCKS – 89.31%	Shares	Fair Value
Consumer Discretionary – 18.15%
Amazon.com, Inc. *	931	$716,088
Helen of Troy Ltd. *	3,965	358,198
Home Depot, Inc./The	5,410	725,589
Omnicom Group, Inc.	4,680	403,088
Priceline Group, Inc./The *	215	304,597
Thor Industries, Inc.	3,265	264,955
TJX Cos., Inc./The	6,030	466,963

		3,239,478

Consumer Staples – 4.83%
Colgate-Palmolive Co.	4,630	344,194
Dr. Pepper Snapple Group, Inc.	5,515	516,756

		860,950

Financials – 2.98%
Aon PLC	2,260	251,651
Everest Re Group Ltd.	1,451	280,594

		532,245

Health Care – 14.40%
Amgen, Inc.	2,216	376,853
Cambrex Corp. *	4,365	186,953
Gilead Sciences, Inc.	5,510	431,874
Intuitive Surgical, Inc. *	331	227,205
Jazz Pharmaceuticals PLC *	1,468	181,782
Johnson & Johnson	5,045	602,070
McKesson Corp.	1,630	300,931
Mettler-Toledo International, Inc. *	651	262,399

		2,570,067

Industrials – 10.93%
Acuity Brands, Inc.	1,912	526,029
AMETEK, Inc.	4,715	229,856
AZZ, Inc.	3,855	256,088
Danaher Corp.	4,487	365,287
Deluxe Corp.	5,665	386,183
Snap-on, Inc.	1,215	186,247

		1,949,690

Information Technology – 38.02%
Alphabet, Inc., Class A *	766	605,025
Apple, Inc.	7,984	847,102
Applied Materials, Inc.	7,690	229,470
Cisco Systems, Inc.	13,465	423,340

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2016

COMMON STOCKS – 89.31% – continued	Shares	Fair Value
Information Technology – 38.02% – continued
Citrix Systems, Inc. *	2,760	$240,672
Coherent, Inc. *	3,400	357,612
F5 Networks, Inc. *	2,350	288,416
Facebook, Inc., Class A *	1,850	233,322
Fiserv, Inc. *	4,015	413,746
II-VI, Inc. *	7,320	155,111
MasterCard, Inc., Class A	4,645	448,846
MaxLinear, Inc., Class A *	11,990	229,848
Mellanox Technologies Ltd. *	4,365	191,362
MKS Instruments, Inc.	6,655	324,365
NICE-Systems Ltd. ADR	5,165	353,441
NVIDIA Corp.	12,500	766,750
Red Hat, Inc. *	2,905	212,007
Tessera Technologies, Inc.	6,070	203,588
Ubiquiti Networks, Inc. *	5,085	261,369

		6,785,392

TOTAL COMMON STOCKS (Cost $13,530,960)		15,937,822

EXCHANGE-TRADED FUNDS – 7.92%
Consumer Staples Select Sector SPDR Fund	13,475	733,309
iShares Russell 1000 Growth ETF	6,530	680,295

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,374,355)		1,413,604

MONEY MARKET SECURITIES – 9.51%
Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.20% (a)	1,696,937	1,696,937

TOTAL MONEY MARKET SECURITIES (Cost $1,696,937)		1,696,937

TOTAL INVESTMENTS – 106.74% (Cost $16,602,252)		19,048,363

Liabilities in Excess of Other Assets – (6.74)%		(1,202,213)

NET ASSETS – 100.00%		$17,846,150

(a)	Rate disclosed is the seven day effective yield as of August 31, 2016.

*	Non-income producing security.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2016

COMMON STOCKS – 89.46%	Shares	Fair Value
Consumer Discretionary – 2.24%
Michael Kors Holdings Ltd. *	6,345	$310,588

Consumer Staples – 7.56%
CVS Health Corp.	3,505	327,367
Ingredion, Inc.	4,120	564,275
Pilgrim’s Pride Corp.	6,800	156,944

		1,048,586

Energy – 7.37%
Chevron Corp.	5,160	518,993
Royal Dutch Shell PLC ADR	10,285	502,937

		1,021,930

Financials – 19.40%
Aspen Insurance Holdings Ltd.	6,725	309,081
Berkshire Hathaway, Inc., Class B *	2,629	395,638
Fidelity & Guaranty Life	6,525	155,295
Horace Mann Educators Corp.	8,275	302,451
Prudential Financial, Inc.	3,975	315,536
Reinsurance Group of America, Inc.	3,740	401,377
Torchmark Corp.	5,312	343,580
Unum Group	6,170	219,714
Voya Financial, Inc.	8,465	247,517

		2,690,189

Health Care – 14.60%
Aetna, Inc.	2,800	327,936
Cigna Corp.	2,180	279,607
ICON PLC *	3,935	302,169
Myriad Genetics, Inc. *	10,075	205,127
Taro Pharmaceutical Industries Ltd. *	2,340	296,244
Teva Pharmaceutical Industries Ltd. ADR	5,895	297,049
UnitedHealth Group, Inc.	2,320	315,636

		2,023,768

Industrials – 15.34%
EnerSys	5,885	414,186
General Dynamics Corp.	2,170	330,317
Huron Consulting Group, Inc. *	2,265	142,378
Raytheon Co.	2,270	318,095
Southwest Airlines Co.	7,085	261,295
Spirit AeroSystems Holdings, Inc. *	6,615	303,099
UniFirst Corp.	2,780	356,924

		2,126,294

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2016

COMMON STOCKS – 89.46% – continued	Shares	Fair Value
Information Technology – 13.96%
Check Point Software Technologies Ltd. *	3,565	$273,578
Cognizant Technology Solutions Corp., Class A *	4,635	266,234
Synopsys, Inc. *	7,090	420,366
Teradata Corp. *	9,370	297,310
Teradyne, Inc.	7,645	161,004
Vmware, Inc., Class A *	4,105	301,020
WNS Holdings Ltd. ADR *	7,385	216,602

		1,936,114

Utilities – 8.99%
Ameren Corp.	7,150	353,353
Entergy Corp.	5,290	413,678
Exelon Corp.	14,095	479,230

		1,246,261

TOTAL COMMON STOCKS (Cost $11,173,660)		12,403,730

EXCHANGE-TRADED FUNDS – 9.82%
iShares Global Telecom ETF	3,220	199,286
iShares Russell 1000 Value ETF	4,380	465,988
Utilities Select Sector SPDR Fund	9,640	474,577
Vanguard Telecommunication Services ETF	2,325	220,968

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,220,416)		1,360,819

MONEY MARKET SECURITIES – 0.71%
Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.20% (a)	98,073	98,073

TOTAL MONEY MARKET SECURITIES (Cost $98,073)		98,073

TOTAL INVESTMENTS – 99.99% (Cost $12,492,149)		13,862,622

Other Assets in Excess of Liabilities – 0.01%		1,741

NET ASSETS – 100.00%		$13,864,363

(a)	Rate disclosed is the seven day effective yield as of August 31, 2016.

*	Non-income producing security.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2016

COMMON STOCKS – 91.12%	Shares	Fair Value
Consumer Discretionary – 9.80%
GameStop Corp., Class A	28,485	$808,689
Gannett Co., Inc.	68,810	820,903
Garmin Ltd.	18,845	924,913
Kohl’s Corp.	17,280	766,886
Staples, Inc.	70,270	601,511

		3,922,902

Consumer Staples – 9.96%
Altria Group, Inc.	15,520	1,025,717
Philip Morris International, Inc.	9,220	921,355
Reynolds American, Inc.	20,937	1,037,847
Universal Corp.	16,720	1,006,042

		3,990,961

Energy – 13.70%
BP PLC ADR	25,270	855,642
Columbia Pipeline Partners LP (a)	26,845	364,287
Enterprise Products Partners LP (a)	29,875	788,700
Repsol SA ADR	71,405	954,685
Royal Dutch Shell PLC ADR	15,145	782,845
Total SA ADR	15,355	733,201
Valero Energy Corp.	18,215	1,008,200

		5,487,560

Financials – 13.58%
AllianceBernstein Holding LP (a)	32,865	719,415
Ares Capital Corp. (b)	42,115	680,578
Banco Latinoamericano de Comercio Exterior SA	22,440	648,292
Invesco Ltd.	28,795	898,116
Maiden Holdings Ltd.	46,550	642,855
Old Republic International Corp.	40,120	771,508
Principal Financial Group, Inc.	9,020	442,611
Solar Capital Ltd. (b)	30,870	634,070

		5,437,445

Health Care – 4.01%
Merck & Co., Inc.	13,320	836,363
Pfizer, Inc.	22,160	771,168

		1,607,531

Industrials – 6.26%
Boeing Co./The	4,655	602,590
Eaton Corp. PLC	10,065	669,725
Emerson Electric Co.	11,620	612,142
Lockheed Martin Corp.	2,565	623,218

		2,507,675

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2016

COMMON STOCKS – 91.12% – continued	Shares	Fair Value
Information Technology – 7.40%
HP, Inc.	58,550	$841,363
International Business Machines Corp.	4,858	771,839
Lexmark International, Inc., Class A	11,330	405,727
QUALCOMM, Inc.	14,980	944,789

		2,963,718

Materials – 4.30%
Domtar Corp.	21,545	804,059
Lyondellbasell Industries NV, Class A	11,650	919,068

		1,723,127

Real Estate Investment Trusts – 3.59%
Medical Properties Trust, Inc.	41,065	627,063
Omega Healthcare Investors, Inc.	22,405	811,061

		1,438,124

Telecommunication Services – 12.47%
AT&T, Inc.	28,015	1,145,253
BCE, Inc. ADR	23,615	1,102,820
CenturyLink, Inc.	26,805	745,179
Rogers Communications, Inc.	21,120	903,725
Verizon Communications, Inc.	20,997	1,098,773

		4,995,750

Utilities – 6.05%
Entergy Corp.	11,285	882,487
National Grid PLC ADR	11,785	818,940
Public Service Enterprise Group, Inc.	16,860	720,934

		2,422,361

TOTAL COMMON STOCKS (Cost $33,229,129)		36,497,154

PREFERRED STOCKS – 4.92%
Financials – 1.53%
Charles Schwab Corp/The, Series D, 5.95%	22,355	612,527

Health Care – 1.84%
Anthem Inc., 5.25%	17,135	735,606

Real Estate Investment Trusts – 1.55%
Public Storage, Series C, 5.13%	23,320	622,644

TOTAL PREFERRED STOCKS (Cost $1,919,530)		1,970,777

CONVERTIBLE PREFERRED STOCKS – 2.02%
Utilities – 2.02%
Exelon Corp., 6.50%	17,055	808,578

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $819,591)		808,578

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2016

MONEY MARKET SECURITIES – 3.60%	Shares	Fair Value
Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.20% (c)	1,442,368	$1,442,368

TOTAL MONEY MARKET SECURITIES (Cost $1,442,368)		1,442,368

TOTAL INVESTMENTS – 101.66% (Cost $37,410,618)		40,718,877

Liabilities in Excess of Other Assets – (1.66)%		(665,026)

NET ASSETS – 100.00%		$40,053,851

(a)	Master Limited Partnership

(b)	Business Development Company

(c)	Rate disclosed is the seven day effective yield as of August 31, 2016.

ADR – American	Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2016

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Assets
Investments in securities at value (cost $16,602,252, $12,492,149 and $37,410,618)	$19,048,363	$13,862,622	$40,718,877
Cash	677	–	–
Receivable for fund shares sold	–	–	4,469
Receivable for investments sold	–	113,705	–
Dividends receivable	23,778	31,651	153,606
Tax reclaims receivable	952	–	4,281
Receivable from Adviser	–	355	–
Prepaid expenses	8,650	5,800	15,692

Total Assets	19,082,420	14,014,133	40,896,925

Liabilities
Payable for fund shares redeemed	302,286	127,670	14,539
Payable for investments purchased	909,941	–	775,026
Payable to Adviser	2,183	–	14,695
Accrued 12b-1 fees – Investor class	148	4	4,017
Payable to administrator, fund accountant, and transfer agent	5,399	4,668	10,903
Payable to custodian	314	977	734
Other accrued expenses	15,999	16,451	23,160

Total Liabilities	1,236,270	149,770	843,074

Net Assets	$17,846,150	$13,864,363	$40,053,851

Net Assets consist of:
Paid-in capital	$15,452,820	$13,014,544	$43,374,788
Accumulated undistributed net investment income	38,921	115,339	48,558
Accumulated undistributed net realized loss from investment transactions	(91,702)	(635,993)	(6,677,754)
Net unrealized appreciation on investments	2,446,111	1,370,473	3,308,259

Net Assets	$17,846,150	$13,864,363	$40,053,851

Net Assets: Institutional Class	$17,479,113	$13,854,016	$29,339,970

Shares outstanding (unlimited number of shares authorized, no par value)	1,443,538	1,251,992	2,932,546

Net asset value, offering and redemption price per share	$12.11	$11.07	$10.00

Net Assets: Investor Class	$367,037	$10,347	$10,713,881

Shares outstanding (unlimited number of shares authorized, no par value)	30,502	940	1,073,029

Net asset value, offering and redemption price per share	$12.03	$11.01	$9.98

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

For the year ended August 31, 2016

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $0, $5,858 and $44,913)	$194,665	$249,873	$1,671,100

Total investment income	194,665	249,873	1,671,100

Expenses
Investment Adviser	117,526	99,121	283,928
Administration	26,393	22,523	63,884
Fund accounting	17,596	15,016	42,389
Transfer agent	14,155	12,083	34,277
Audit	20,126	20,126	20,126
Registration	12,278	10,349	35,226
Legal	8,348	7,542	18,610
12b-1 – Investor Class	480	25	23,050
Custodian	5,697	6,439	10,445
Report printing	4,502	4,417	12,386
Insurance	3,322	3,150	5,969
Trustee	3,354	3,282	4,171
Pricing	2,314	2,363	2,472
Other	14,926	14,262	31,604

Total expenses	251,017	220,698	588,537
Fees waived by Adviser	(93,928)	(88,618)	(186,012)

Net operating expenses	157,089	132,080	402,525

Net investment income	37,576	117,793	1,268,575

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(76,545)	(615,738)	(4,040,290)
Net realized loss on foreign currency transactions	–	–	(258)
Net change in unrealized appreciation of investment securities	1,687,088	784,958	6,318,403

Net realized and unrealized gain on investments	1,610,543	169,220	2,277,855

Net increase in net assets resulting from operations	$1,648,119	$287,013	$3,546,430

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$37,576	$10,151
Net realized gain (loss) on investment securities transactions	(76,545)	301,011
Net change in unrealized appreciation of investment securities	1,687,088	36,414

Net increase in net assets resulting from operations	1,648,119	347,576

Distributions
From net investment income – Institutional Class	(8,254)	(9,879)
From net investment income – Investor Class	–	(90)
From net realized gains – Institutional Class	(306,530)	(117,832)
From net realized gains – Investor Class	(3,439)	(1,660)

Total distributions	(318,223)	(129,461)

Capital Transactions – Institutional Class
Proceeds from shares sold	3,937,403	4,756,438
Reinvestment of distributions	306,740	127,710
Amount paid for shares redeemed	(1,405,523)	(2,409,418)

Total Institutional Class	2,838,620	2,474,730

Capital Transactions – Investor Class
Proceeds from shares sold	209,178	37,500
Reinvestment of distributions	2,111	919
Amount paid for shares redeemed	(29,277)	(13,254)

Total Investor Class	182,012	25,165

Net increase in net assets resulting from capital transactions	3,020,632	2,499,895

Total Increase in Net Assets	4,350,528	2,718,010

Net Assets
Beginning of year	13,495,622	10,777,612

End of year	$17,846,150	$13,495,622

Accumulated undistributed net investment income included in net assets at end of year	$38,921	$9,828

Share Transactions – Institutional Class
Shares sold	347,376	415,966
Shares issued in reinvestment of distributions	27,169	11,213
Shares redeemed	(121,465)	(208,834)

Total Institutional Class	253,080	218,345

Share Transactions – Investor Class
Shares sold	18,178	3,364
Shares issued in reinvestment of distributions	188	81
Shares redeemed	(2,612)	(1,126)

Total Investor Class	15,754	2,319

Net increase in shares outstanding	268,834	220,664

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$117,793	$105,299
Net realized gain (loss) on investment securities transactions	(615,738)	31,932
Net change in unrealized appreciation (depreciation) of investment securities	784,958	(79,858)

Net increase in net assets resulting from operations	287,013	57,373

Distributions
From net investment income – Institutional Class	(105,233)	(34,360)
From net investment income – Investor Class	(66)	(23)
From net realized gains – Institutional Class	(50,500)	(66,161)
From net realized gains – Investor Class	(39)	(56)

Total distributions	(155,838)	(100,600)

Capital Transactions – Institutional Class
Proceeds from shares sold	3,408,257	3,521,673
Reinvestment of distributions	153,110	100,521
Amount paid for shares redeemed	(1,159,673)	(1,931,369)

Total Institutional Class	2,401,694	1,690,825

Capital Transactions – Investor Class
Proceeds from shares sold	–	2,500
Reinvestment of distributions	105	79
Amount paid for shares redeemed	–	(1,162)

Total Investor Class	105	1,417

Net increase in net assets resulting from capital transactions	2,401,799	1,692,242

Total Increase in Net Assets	2,532,974	1,649,015

Net Assets
Beginning of year	11,331,389	9,682,374

End of year	$13,864,363	$11,331,389

Accumulated undistributed net investment income included in net assets at end of year	$115,339	$105,299

Share Transactions – Institutional Class
Shares sold	313,214	312,825
Shares issued in reinvestment of distributions	14,164	8,904
Shares redeemed	(104,992)	(171,721)

Total Institutional Class	222,386	150,008

Share Transactions – Investor Class
Shares sold	–	215
Shares issued in reinvestment of distributions	10	7
Shares redeemed	–	(101)

Total Investor Class	10	121

Net increase in shares outstanding	222,396	150,129

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,268,575	$1,349,196
Net realized (loss) on investment securities transactions	(4,040,548)	(2,692,078)
Net change in unrealized appreciation (depreciation) of investment securities	6,318,403	(4,254,389)

Net decrease in net assets resulting from operations	3,546,430	(5,597,271)

Distributions
From net investment income – Institutional Class	(982,202)	(1,143,993)
From net investment income – Investor Class	(267,892)	(430,671)
From net realized gains – Institutional Class	–	(67,297)
From net realized gains – Investor Class	–	(32,817)
From return of capital – Institutional Class	–	(36,917)
From return of capital – Investor Class	–	(17,535)

Total distributions	(1,250,094)	(1,729,230)

Capital Transactions – Institutional Class
Proceeds from shares sold	11,584,316	14,547,861
Reinvestment of distributions	949,085	1,128,297
Amount paid for shares redeemed	(13,279,431)	(8,566,630)

Total Institutional Class	(746,030)	7,109,528

Capital Transactions – Investor Class
Proceeds from shares sold	5,341,482	19,159,246
Reinvestment of distributions	255,968	424,363
Amount paid for shares redeemed	(6,117,689)	(9,405,752)

Total Investor Class	(520,239)	10,177,857

Net increase (decrease) in net assets resulting from capital transactions	(1,266,269)	17,287,385

Total Increase in Net Assets	1,030,067	9,960,884

Net Assets
Beginning of year	39,023,784	29,062,900

End of year	$40,053,851	$39,023,784

Accumulated undistributed net investment income included in net assets at end of year	$48,558	$–

Share Transactions – Institutional Class
Shares sold	1,240,531	1,369,009
Shares issued in reinvestment of distributions	101,101	108,752
Shares redeemed	(1,409,707)	(822,983)

Total Institutional Class	(68,075)	654,778

Share Transactions – Investor Class
Shares sold	560,884	1,793,720
Shares issued in reinvestment of distributions	27,331	40,978
Shares redeemed	(651,855)	(931,554)

Total Investor Class	(63,640)	903,144

Net increase (decrease) in shares outstanding	(131,715)	1,557,922

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.20	$10.95	$10.00

Investment operations:
Net investment income	0.03	0.01	0.01
Net realized and unrealized gain on investments	1.12	0.36	0.94

Total from investment operations	1.15	0.37	0.95

Less distributions to shareholders:
From net investment income	(0.01)	(0.01)	–
From net realized gains	(0.23)	(0.11)	–

Total distributions	(0.24)	(0.12)	–

Net asset value, end of period	$12.11	$11.20	$10.95

Total Return (b)	10.41%	3.38%	9.50	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$17,479	$13,331	$10,642
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.60%	1.66%	3.49	%(d)
Ratio of net investment income to average net assets	0.24%	0.08%	0.22	%(d)
Portfolio turnover rate (e)	73%	84%	94	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.15	$10.92	$10.00

Investment operations:
Net investment income (loss)	– (b)	(0.02)	–	(b)
Net realized and unrealized gain on investments	1.11	0.37	0.92

Total from investment operations	1.11	0.35	0.92

Less distributions to shareholders:
From net investment income	–	(0.01)	–
From net realized gains	(0.23)	(0.11)	–

Total distributions	(0.23)	(0.12)	–

Net asset value, end of period	$12.03	$11.15	$10.92

Total Return (c)	10.13%	3.17%	9.20	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$367	$164	$136
Ratio of net expenses to average net assets	1.25%	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.85%	1.91%	3.32	%(e)
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.17)%	0.01	%(e)
Portfolio turnover rate (f)	73%	84%	94	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Amount is less than $0.01.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.00	$11.00	$10.00

Investment operations:
Net investment income	0.08	0.10	0.04
Net realized and unrealized gain on investments	0.12	0.01 (b)	0.96

Total from investment operations	0.20	0.11	1.00

Less distributions to shareholders:
From net investment income	(0.09)	(0.04)	–
From net realized gains	(0.04)	(0.07)	–

Total distributions	(0.13)	(0.11)	–

Net asset value, end of period	$11.07	$11.00	$11.00

Total Return (c)	1.85%	0.94%	10.00	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,854	$11,321	$9,673
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(e)
Ratio of expenses to average net assets before waiver	1.67%	1.66%	3.58	%(e)
Ratio of net investment income to average net assets	0.89%	0.96%	0.86	%(e)
Portfolio turnover rate (f)	67%	62%	50	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.96	$10.98	$10.00

Investment operations:
Net investment income	0.07	0.07	0.02
Net realized and unrealized gain on investments	0.09	0.01 (b)	0.96

Total from investment operations	0.16	0.08	0.98

Less distributions to shareholders:
From net investment income	(0.07)	(0.03)	–
From net realized gains	(0.04)	(0.07)	–

Total distributions	(0.11)	(0.10)	–

Net asset value, end of period	$11.01	$10.96	$10.98

Total Return (c)	1.51%	0.68%	9.80	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10	$10	$9
Ratio of net expenses to average net assets	1.25%	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.92%	1.91%	9.87	%(e)
Ratio of net investment income to average net assets	0.64%	0.74%	0.64	%(e)
Portfolio turnover rate (f)	67%	62%	50	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.44	$11.27	$10.00

Investment operations:
Net investment income	0.32	0.33	0.10
Net realized and unrealized gain (loss) on investments	0.56	(1.71)	1.17

Total from investment operations	0.88	(1.38)	1.27

Less distributions to shareholders:
From net investment income	(0.32)	(0.41)	–
From net realized gains	–	(0.03)	–
From return of capital	–	(0.01)	–

Total distributions	(0.32)	(0.45)	–

Net asset value, end of period	$10.00	$9.44	$11.27

Total Return (b)	9.58%	(12.56)%	12.70	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$29,340	$28,316	$26,436
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.49%	1.44%	2.62	%(d)
Ratio of net investment income to average net assets	3.41%	3.17%	2.70	%(d)
Portfolio turnover rate (e)	99%	86%	63	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.42	$11.25	$10.00

Investment operations:
Net investment income	0.32	0.29	0.01
Net realized and unrealized gain (loss) on investments	0.54	(1.70)	1.24

Total from investment operations	0.86	(1.41)	1.25

Less distributions to shareholders:
From net investment income	(0.30)	(0.38)	–
From net realized gains	–	(0.03)	–
From return of capital	–	(0.01)	–

Total distributions	(0.30)	(0.42)	–

Net asset value, end of period	$9.98	$9.42	$11.25

Total Return (b)	9.35%	(12.85)%	12.50	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,714	$10,708	$2,627
Ratio of net expenses to average net assets	1.25%	1.25%	1.25	%(d)
Ratio of expenses to average net assets before waiver	1.74%	1.69%	2.46	%(d)
Ratio of net investment income to average net assets	3.17%	2.84%	2.26	%(d)
Portfolio turnover rate (e)	99%	86%	63	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2016

NOTE 1. ORGANIZATION

The Meritage Growth Equity Fund (the “Growth Equity Fund”), the Meritage Value Equity Fund (the “Value Equity Fund”), and the Meritage Yield-Focus Equity Fund (the “Yield-Focus Equity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as a diversified series of the Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds each offer two share classes, Institutional Class Shares and Investor Class Shares. The Funds commenced operations on December 23, 2013. The Funds’ investment adviser is Meritage Portfolio Management, Inc. (the “Adviser”). The investment objective of the Growth Equity Fund is to seek growth of capital. The investment objective of the Value Equity Fund is to seek growth of capital. Income is a secondary objective for the Value Equity Fund. The investment objective of the Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Each Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended August 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Funds. For the period ended August 31, 2016, the Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid-In Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) from Investments
Growth Equity Fund	$1	$(229)	$228
Value Equity Fund	—	(2,454)	2,454
Yield-Focus Equity Fund	(75,915)	30,077	45,838

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (‘NAV”) of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security may be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2016:

	Valuation Inputs
Growth Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$15,937,822	$–	$–	$15,937,822
Exchange-Traded Funds	1,413,604	–	–	1,413,604
Money Market Securities	1,696,937	–	–	1,696,937
Total	$19,048,363	$–	$–	$19,048,363
Value Equity Fund
Common Stocks	$12,403,730	$–	$–	$12,403,730
Exchange-Traded Funds	1,360,819	–	–	1,360,819
Money Market Securities	98,073	–	–	98,073
Total	$13,862,622	$–	$–	$13,862,622
Yield-Focus Equity Fund
Common Stocks	$36,497,154	$–	$–	$36,497,154
Preferred Stocks	1,970,777	–	–	1,970,777
Convertible Preferred Stocks	808,578			808,578
Money Market Securities	1,442,368	–	–	1,442,368
Total	$40,718,877	$–	$–	$40,718,877

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels for the year ended August 31, 2016.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Funds (the “Agreement”), the Adviser manages each Fund’s investments subject to oversight of the Board. As compensation for its management services each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of each Fund. For the year ended August 31, 2016, the Adviser earned fees of $117,526 from the Growth Equity Fund, $99,121 from the Value Equity Fund and $283,928 from the Yield-Focus Equity Fund before the reimbursements described below.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of each Fund until December 31, 2016, so that total annual fund operating expenses do not exceed 1.00%. This operating expense limitation does not apply to borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, brokerage fees and commissions, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Excluded Expenses”). This limitation also excludes any “acquired fund fees and expenses” as that term is described in each Fund’s prospectus.

The waiver and/or reimbursement by the Adviser with respect to the Funds are subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations that were in effect at the time of the waiver or reimbursement.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Amount Waived or Reimbursed	Recoverable through August 31,
Growth Equity Fund	$109,316	2017
	83,727	2018
	93,928	2019

Value Equity Fund	$103,749	2017
	72,434	2018
	88,618	2019

Yield-Focus Equity Fund	$144,170	2017
	190,960	2018
	186,012	2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Funds with non-investment related administration and compliance, fund accounting and transfer agent services. For the year ended August 31, 2016, fees incurred for administration, fund accounting and transfer agent services, and the amounts due to Ultimus at August 31, 2016 were as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Administration	$26,393	$22,523	$63,884
Fund Accounting	17,596	15,016	42,389
Transfer agent	14,155	12,083	34,277
Payable to Ultimus	5,399	4,668	10,903

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Certain officers and one Trustee of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. Both Ultimus and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC. Certain officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares in connection with the promotion and distribution of each Fund’s Investor Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Investor Shares, the printing and mailing of sales literature and servicing shareholder accounts. The Funds may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Board believes that the Plan will significantly enhance the Funds’ ability to expand distribution of Investor Shares of each Fund. For the year ended August 31, 2016, Investor Shares 12b-1 expense incurred by the Growth Equity Fund was $480, $25 for the Value Equity Fund, and $23,050 for the Yield-Focus Equity Fund. At August 31, 2016, the Distributor was owed $148 by the Growth Equity Fund, $4 by the Value Equity Fund, and $4,017 by the Yield Focus Equity Fund for Investor Shares 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2016, purchases and sales of investment securities, excluding short-term securities were as follows:

Fund	Purchases	Sales
Growth Equity Fund	$13,822,618	$10,670,361
Value Equity Fund	11,451,923	8,336,869
Yield-Focus Equity Fund	36,717,764	37,847,948

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At August 31, 2016, National Financial Services LLC (“NFS”) and Charles Schwab & Co. Inc. (“Schwab”) owned, as record shareholder, 52.65% and 42.69%, respectively, of the outstanding shares of the Growth Equity Fund. At August 31, 2016, NFS and Schwab owned, as record shareholder, 52.26% and 45.19%, respectively, of the outstanding shares of the Value Equity Fund. At August 31, 2016, NFS owned, as record shareholder, 31.46% of

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2016

NOTE 7. BENEFICIAL OWNERSHIP – continued

the outstanding shares of the Yield-Focus Equity Fund. It is not known whether NFS, Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds.

NOTE 8. FEDERAL TAX INFORMATION

At August 31, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Growth Equity Fund	$16,620,253	$2,723,321	$(295,211)	$2,428,110
Value Equity Fund	12,534,553	1,624,305	(296,236)	1,328,069
Yield-Focus Equity Fund	37,828,365	3,520,508	(629,996)	2,890,512

The tax character of distributions paid during the fiscal year ended August 31, 2016, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Growth Equity Fund	$208,724	$109,499	$–	$318,223
Value Equity Fund	105,289	50,549	–	155,838
Yield-Focus Equity Fund	1,250,094	–	–	1,250,094

For the fiscal years 2016 and 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

2016

	Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Losses)
Growth Equity Fund	$35,392	$–	$(70,172)	$2,428,110	$2,393,330
Value Equity Fund	115,338	–	(593,588)	1,328,069	849,819
Yield-Focus Equity Fund	48,559	–	(6,260,008)	2,890,512	(3,320,937)

2015

	Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Losses)
Growth Equity Fund	$208,722	$109,499	$–	$745,214	$1,063,435
Value Equity Fund	105,298	50,538	–	562,808	718,644
Yield-Focus Equity Fund	–	–	(2,414,870)	(3,278,318)	(5,693,188)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2016

NOTE 8. FEDERAL TAX INFORMATION – continued

As of August 31, 2016, the Growth Equity Fund, Value Equity Fund, and Yield-Focus Equity Fund, respectively, have available for tax purposes an unused capital loss carryforward of $41,212, $71,283, and $2,930,258 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. The Yield-Focus Equity Fund has available an unused capital loss carryforward of $475,964 of long-term capital loses with no expiration. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended August 31, 2016, the Growth Equity Fund, Value Equity Fund, and Yield-Focus Equity Fund, respectively, deferred post October capital losses in the amount of $28,960, $522,305, and $2,853,786.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since August 31, 2016 through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Capitol Series Trust:

We have audited the accompanying statements of assets and liabilities of Capitol Series Trust (the “Funds”) (comprised of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund), including the schedules of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

October 26, 2016

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from March 1, 2016 to August 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Meritage Growth Equity Fund
Institutional Class
Actual	$1,000.00	$1,139.20	$5.38	1.00%
Hypothetical**	$1,000.00	$1,020.11	$5.08	1.00%
Investor Class
Actual	$1,000.00	$1,138.10	$6.72	1.25%
Hypothetical**	$1,000.00	$1,018.85	$6.34	1.25%
Meritage Value Equity Fund
Institutional Class
Actual	$1,000.00	$1,070.60	$5.20	1.00%
Hypothetical**	$1,000.00	$1,020.11	$5.08	1.00%
Investor Class
Actual	$1,000.00	$1,068.90	$6.50	1.25%
Hypothetical**	$1,000.00	$1,018.85	$6.34	1.25%

SUMMARY OF FUND’S EXPENSES – (Unaudited) (continued)

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Meritage Yield-Focus Equity Fund
Institutional Class
Actual	$1,000.00	$1,114.20	$5.31	1.00%
Hypothetical**	$1,000.00	$1,020.11	$5.08	1.00%
Investor Class
Actual	$1,000.00	$1,113.10	$6.64	1.25%
Hypothetical**	$1,000.00	$1,018.85	$6.34	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.
**	Assumes 5% return before expenses.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 70 Trustee Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to June 2015).
Mary M. Morrow Age: 57 Trustee Began Serving: November 2013

Principal Occupations(s): Vice President, Strategic Initiatives, Gateway Health (January 2015 to present).

Previous Position(s): Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

**	The Trust currently consists of 7 series.

Interested Trustees & Officers
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young*** Age: 51 Chairman of the Board and Trustee Began Serving: September 2013

Principal Occupation(s): Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); President, Unified Financial Securities, LLC (July 2015 to present) (Trust Distributor); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Position(s): President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2015 to December 2015); Senior Vice President, Huntington Asset Services, Inc. (January 2010 to April 2015); Chief Executive Officer, The Huntington Funds (February 2010 to April 2015); Chief Executive Officer, Huntington Strategy Shares (November 2010 to April 2015); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (investment adviser) (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Interested Trustees & Officers – continued
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 40 Chief Executive Officer and President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 36 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); Assistant Treasurer, Unified Series Trust (2011 to August 2014); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).

John C. Swhear Age: 55 Chief Compliance Officer and Anti-Money Laundering Officer Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to present); Chief Compliance Officer of Unified Financial Securities, LLC (the Distributor) (July 2007 to present); Vice President of the Unified Series Trust (January 2016 to present); and Chief Compliance Officer, Anti-Money Laundering Officer and Vice President of Valued Advisers Trust (May 2007 to present).

Previous Position(s): Director, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (May 2014 to December 2015); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to December 2015); President, Unified Series Trust (August 2013 to January 2016); Interim President, Unified Series Trust (March 2012 to August 2013); Senior Vice President, Unified Series Trust (May 2007 to March 2012); Secretary, The Huntington Funds (April 2010 to February 2012).

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Interested Trustees & Officers – continued
Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stacey Havens Age: 50 Vice President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

Tiffany R. Franklin Age: 40 Secretary Began Serving: December 2015

Principal Occupation(s): Senior Paralegal, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Paralegal, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Secretary, Huntington Strategy Shares (December 2015 to March 2016); Secretary, The Huntington Funds (December 2015 to April 2016); Florida Registered Paralegal, Anton Legal Group (February 2007 to June 2011); previously employed as a Paralegal in various capacities for private practice law firms in Indiana.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

**	The Trust currently consists of 7 series.

***	Mr. Young is deemed an interested trustee because he is an officer of Unified Financial Securities, LLC, the Trust’s distributor.

OTHER INFORMATION – (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 261-0104 to request a copy of the SAI or to make shareholder inquiries.

OTHER FEDERAL TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended August 31, 2016, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Growth Equity Fund	57.13%
Value Equity Fund	100.00%
Yield-Focus Equity Fund	91.22%

For the taxable year ended August 31, 2016, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Growth Equity Fund	57.35%
Value Equity Fund	100.00%
Yield-Focus Equity Fund	69.11%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Growth Equity Fund	$109,499
Value Equity Fund	50,549
Yield-Focus Equity Fund	–

CAPITOL SERIES TRUST

Privacy Policy

(Unaudited)

Capitol Series Trust (the “Trust”) on behalf of each of its series (each a “Fund,” collectively the “Funds”) adopts the following privacy policy in order to safeguard the personal information of its consumers and customers that are individuals in accordance with Securities and Exchange Commission Regulation S-P,17 CFR 284.30.

We collect only relevant information about a Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Trust does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to a Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with a Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to a Fund. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that a shareholder holds shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the shareholders’ financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

PROXY VOTING – (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 261-0104 and (2) from Funds documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and     President

John C. Swhear, Chief Compliance Officer, AML     Officer and Vice President

Stacey Havens, Vice President

Zachary P. Richmond, Treasurer and Chief Financial     Officer

Tiffany R. Franklin, Secretary

INVESTMENT ADVISER

Meritage Portfolio Management, Inc.

7500 College Boulevard, Suite 1212

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

191 West Nationwide Boulevard, Suite 500

Columbus, OH 43215

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Preserver Alternative Opportunities Fund

Institutional Shares – PAOIX

Retail Shares – PAORX

Annual Report

August 31, 2016

PreserverPartners, LLC

8700 Trail Lake Drive West, Suite 105

Memphis, Tennessee 38125

(844) 838-2119 or (901) 755-4737

Dear Fellow Shareholders,

We are pleased to present the Annual Report for the Preserver Alternative Opportunities Fund (“Fund”). For the period since the Fund’s inception on March 1, 2016 through August 31, 2016, the Preserver Alternative Opportunities Fund’s Institutional Shares (PAOIX) and Retail Shares (PAORX) returned 6.20% and 6.00%, respectively. These returns exceeded the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, return of 3.69%, and the Morningstar Multi-Alternative Category Average(a) return of 2.69%, for the same period. For the three months ended August 31, 2016, PAOIX and PAORX returned 3.11% and 3.01%, respectively. These returns also exceeded Bloomberg Barclays U.S. Aggregate Bond Index return of 2.32% and the Morningstar Multi-Alternative Category Average(a) return of 1.23%, for the three months ended August 31, 2016.

The Fund’s outperformance, compared to the benchmark, was driven by its diverse asset allocation and current yield. The Fund has allocations to global equities, closed-end funds, non-agency mortgage-backed securities, preferred stocks, reinsurance, corporate and Treasury bonds, and participating mortgages. Within underlying securities, Burford Capital, Ltd. (up 47.50%), Deutsche Wohnen AG (up 31.52%), and Smart Metering Systems PLC (up 30.00%) were the strongest gainers from the Fund’s cost basis. The weakest performers from the Fund’s cost basis were Alaris Royalty Corp. (down 22.30%), Kroger Co. (down 21.30%), and Tegna, Inc. (down 19.90%).

Vulnerable global growth, market volatility, interest rate expectations and election year uncertainty are important factors affecting capital markets and investor sentiment. The financial and political costs of Brexit are not fully known. Fund flows out of actively managed equity funds and low-yielding foreign currencies continue to be unabated. We think investors are right to be concerned about the direction and efficacy of global central bank monetary policy, but we think they are wrong to obsess over the over-communication by Federal Reserve Bank officials with clearly divergent views. We are completely in uncharted territory, such that caution is warranted. It could be dangerous to raise interest rates much in the short-term but also dangerous to have this level of accommodation for considerably longer. It is an unusual time when stocks and bond yields are at record levels. Investors aren’t nearly as complacent as recent volatility metrics suggest.

Given elevated valuations in many asset classes, the investment opportunity set has matured in such a way that it will require second level insights, taking on greater security selection risks and capturing alternative opportunities in an effort to generate good risk-adjusted returns. We are encouraged as ever about the Fund’s investment philosophy and yield orientation. The Fund’s investment philosophy comprises a broad opportunity set that is not limited to one asset class or security type. We believe the Fund’s yield focus in a low rate environment is very attractive and its ability to opportunistically employ sub-advisors and private funds also positions the Fund well in the current environment.

1

The Fund is off to a successful start and we believe has provided excellent value and performance thus far. Your long-term investment horizon and confidence in our investment philosophy is essential to the execution of our strategy. We appreciate your continued support.

Sincerely,

Floyd Tyler, Ph.D., CFA

Portfolio Manager

(a)

These funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocation to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

2

Investment Results (Unaudited)

Total Returns(a) as of August 31, 2016

		Since Inception (3/1/16)
Preserver Alternative Opportunities Fund
Institutional Shares		6.20%
Retail Shares		6.00%
Bloomberg Barclays U.S. Aggregate Bond Index (b)		3.69%
	Expense Ratios(c)
	Institutional Shares	Retail Shares
Gross	2.34%	2.59%
With Applicable Waivers	2.18%	2.43%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Preserver Alternative Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2119.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b) The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) covers the U.S. investment grade fixed rate bond market (measuring bonds with maturities of at least on year), with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Fund’s prospectus dated November 9, 2015. PreserverPartners, LLC (the “Adviser”), the Fund’s adviser, contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets through December 29, 2017. This expense cap agreement may be terminated by the Board of Trustees at any time. Additional information pertaining to the Fund’s expense ratios as of August 31, 2016, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on March 1, 2016 (commencement of operations) and held through August 31, 2016. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2119. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

4

Portfolio Illustration (Unaudited)

August 31, 2016

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of the fair value of portfolio investments.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

Schedule of Investments

August 31, 2016

Shares		Fair Value
COMMON STOCKS – 39.06%

	Consumer Discretionary – 7.23%
800	adidas AG	$132,909
2,000	CalAtlantic Group, Inc.	72,980
2,300	CBS Corp., Class B	117,369
1,000	Luxottica Group SpA ADR	48,350
300	Mohawk Industries, Inc.*	63,834
770	Pandora A/S	95,786
6,000	Pearson PLC	68,192
1,500	Six Flags Entertainment Corp.	73,155
4,100	TEGNA, Inc.	83,066
2,000	TopBuild Corp.*	68,240

		823,881

	Consumer Staples – 2.29%
2,500	Calbee, Inc.	90,736
800	Henkel AG & Co. KGaA	89,811
2,500	Kroger Co.	79,975

		260,522

	Energy – 1.51%
4,100	Enterprise Products Partners LP(a)	108,240
3,500	NGL Energy Partners LP(a)	63,490

		171,730

	Financials – 13.30%
4,000	Alaris Royalty Corp.	70,124
1,800	AURELIUS SE & Co. KGaA	101,670
800	Berkshire Hathaway, Inc., Class B*	120,392
6,700	Blackstone Group LP/The(a)	183,714
3,500	Brookfield Asset Management, Inc.	117,915
45,000	Burford Capital Ltd.	231,050
3,000	Charles Schwab Corp./The	94,380
850	Chubb Ltd.	107,890
6,000	Deutsche Wohnen AG	225,531
4,000	Fidus Investment Corp.(b)	64,600
1,300	First Republic Bank	100,048
800	Willis Towers Watson PLC	99,208

		1,516,522

	Health Care – 1.00%
12,000	Abcam PLC	114,323

	Industrials – 4.74%
5,000	Air Transport Services Group, Inc.*	72,400
900	Danaher Corp.	73,269
1,600	Macquarie Infrastructure Corp.	127,904
14,000	Sydney Airport	76,606
2,200	Thales SA	190,492

		540,671

See accompanying notes which are an integral part of these financial statements.

6

Schedule of Investments (continued)

August 31, 2016

Shares		Fair Value
COMMON STOCKS – (continued)

	Information Technology – 2.47%
4,000	Amano Corp.	$57,491
4,500	Nippon Ceramic Co. Ltd.	84,511
20,000	Smart Metering Systems PLC	139,851

		281,853

	Materials – 1.65%
2,100	Crown Holdings, Inc.*	113,883
2,200	Stella-Jones, Inc.	74,586

		188,469

	Real Estate Investment Trusts – 4.87%
700	Digital Realty Trust, Inc.	69,363
4,000	Jernigan Capital, Inc.	64,760
3,000	Kennedy-Wilson Holdings, Inc.	66,180
8,700	Monmouth Real Estate Investment Corp.	121,800
15,200	NorthWest Healthcare Properties Real Estate Investment Trust	122,745
3,470	Weyerhaeuser Co.	110,519

		555,367

	Total Common Stocks (Cost $4,166,156)	4,453,338

PREFERRED STOCKS – 3.87%

	Energy – 0.92%
2,100	Kinder Morgan, Inc., Series A, 9.75%	104,769

	Health Care – 1.11%
2,000	AdCare Health Systems, Inc., Series A, 10.88%	43,280
100	Allergan PLC, Series A, 5.50%	83,266

		126,546

	Industrials – 0.43%
700	Stericycle, Inc., 5.25%	48,713

	Materials – 0.97%
3,200	Alcoa, Inc., Series 1, 5.38%	110,240

	Real Estate Investment Trusts – 0.44%
2,000	Invesco Mortgage Capital, Inc., Series A, 7.75%	50,940

	Total Preferred Stocks (Cost $437,776)	441,208

Principal Amount
CORPORATE BONDS – 13.49%

	Consumer Discretionary – 1.08%
$120,000	International Game Technology, 5.35%, 10/15/2023	122,700

See accompanying notes which are an integral part of these financial statements.

7

Schedule of Investments (continued)

August 31, 2016

Principal Amount		Fair Value
CORPORATE BONDS – (continued)

	Energy – 3.05%
$100,000	Crestwood Midstream Partners LP, 6.00%, 12/15/2020	$99,000
100,000	Genesis Energy LP, 6.75%, 8/1/2022	102,500
150,000	Western Refining, Inc., 6.25%, 4/1/2021	146,625

		348,125

	Financials – 1.79%
200,000	Stifel Financial Corp., 4.25%, 7/18/2024	204,137

	Industrials – 4.85%
157,718	American Airlines, Inc., Pass Through Certificates, Series 2013-2, Class B, 5.60%, 7/15/2020(c)	165,406
120,000	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/2022	111,975
100,000	Terex Corp., 6.00%, 5/15/2021	103,600
100,000	Timken Co./The, 3.88%, 9/1/2024	99,459
75,000	Triumph Group, Inc., 5.25%, 6/1/2022	72,188

		552,628

	Materials – 0.91%
100,000	United States Steel Corp., 7.00%, 2/1/2018	104,125

	Real Estate Investment Trusts – 0.93%
100,000	Senior Housing Properties Trust, 4.75%, 5/1/2024	105,473

	Utilities – 0.88%
100,000	Ferrellgas Partners LP, 8.63%, 6/15/2020	100,750

	Total Corporate Bonds (Cost $1,462,735)	1,537,938

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.10%
131,882	Banc of America Mortgage Securities, Inc., Series 2004-K, Class B3, 3.50%, 12/25/2034(d)	127,788
67,266	Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/2033	69,696
110,056	Countrywide Home Loans Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1, 2.85%, 2/20/2035(d)	110,319
36,029	GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 1.02%, 6/25/2035(d)	34,415
177,533	HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 2.65%, 11/19/2034(d)	164,602
217,503	Impac CMB Trust, Series 2005-08, Class 2B, 2.77%, 2/25/2036(d)	207,561
95,082	JP Morgan Mortgage Trust, Series 2004-A3, Class SF1, 2.62%, 6/25/2034(d)	94,505

	Total Collateralized Mortgage Obligations (Cost $780,123)	808,886

ASSET-BACKED SECURITIES – 2.59%
316,636	Residential Asset Mortgage Products, Inc., Series 2001-RS2, 1.95%, 6/25/2031(d)	295,478

	Total Asset-Backed Securities (Cost $287,272)	295,478

See accompanying notes which are an integral part of these financial statements.

8

Schedule of Investments (continued)

August 31, 2016

Principal Amount		Fair Value
U.S. TREASURY OBLIGATIONS – 5.78%
$200,000	United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/2025(e)	$208,116
200,000	United States Treasury Note, 1.13%, 2/28/2021	199,766
250,000	United States Treasury Note, 1.63%, 2/15/2026	251,059

	Total U.S. Treasury Obligations (Cost $647,515)	658,941

Shares
CLOSED-END FUNDS – 11.40%
7,500	Aberdeen Australia Equity Fund, Inc.	42,975
11,000	Calamos Convertible Opportunities and Income Fund	116,600
4,000	Eaton Vance Limited Duration Income Fund	55,640
7,300	KKR Income Opportunities Fund	116,654
20,000	Nuveen Senior Income Fund	126,800
4,000	Nuveen Short Duration Credit Opportunities Fund	64,720
2,700	PIMCO Dynamic Credit and Mortgage Income Fund	54,351
7,000	Pioneer Diversified High Income Trust	116,900
14,000	Pioneer Floating Rate Trust	161,280
19,589	Stone Ridge Reinsurance Risk Premium Interval Fund(f)	205,485
7,000	Western Asset Emerging Markets Debt Fund, Inc.	115,850
11,834	Western Asset Global High Income Fund, Inc.	122,721

	Total Closed-End Funds (Cost $1,180,381)	1,299,976

FOREIGN REGISTERED CLOSED-END FUNDS – 1.59%
6,600	Third Point Offshore Investors Ltd.(f)*	94,908
40,000	UK Commercial Property Trust	41,916
14,998	VinaCapital Vietnam Opportunity Fund Ltd.(f)*	44,904

	Total Foreign Registered Closed-End Funds (Cost $176,079)	181,728

EXCHANGE-TRADED FUNDS – 4.54%
5,000	iShares Mortgage Real Estate Capped ETF	53,700
2,200	iShares MSCI Emerging Markets ETF	80,366
2,700	iShares U.S. Preferred Stock ETF	108,270
2,000	Schwab U.S. TIPs ETF	113,300
1,200	SPDR Barclays Convertible Securities ETF	55,212
850	SPDR Gold Shares*	106,063

	Total Exchange-Traded Funds (Cost $498,368)	516,911

PRIVATE INVESTMENT FUND – 4.51%
	Trumbull Property Income Fund LP(f)(g)	513,546

	Total Private Investment Fund (Cost $500,000)	513,546

See accompanying notes which are an integral part of these financial statements.

9

Schedule of Investments (continued)

August 31, 2016

Shares		Fair Value
MONEY MARKET SECURITIES – 4.99%
569,250	Fidelity Investments Money Market Government Portfolio, Class I, 0.26%(h)	$569,250

	Total Money Market Securities (Cost $569,250)	569,250

	Total Investments – 98.92% (Cost $10,705,655)	$11,277,200

	Other Assets in Excess of Liabilities – 1.08%	123,537

	NET ASSETS – 100.00%	$11,400,737

(a)	Master Limited Partnership
(b)	Business Development Company
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is determined to be liquid by the Adviser.
(d)	Variable or Floating Rate Security. Rate disclosed is as of August 31, 2016.
(e)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(f)	Illiquid security.
(g)	Security is currently being valued according to the fair value procedures approved by the Board of Trustees.
(h)	Rate disclosed is the seven day effective yield as of August 31, 2016.
*	Non-income producing security.
ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

10

Statement of Assets and Liabilities

August 31, 2016

Assets
Investments in securities at fair value (cost $10,705,655)	$11,277,200
Foreign currencies, at value (Cost $1,849)	1,825
Receivable for fund shares sold	2,000
Receivable for investments sold	94,466
Dividends and interest receivable	30,385
Tax reclaims receivable	1,364
Receivable from Adviser	3,567
Deferred offering costs	10,332
Prepaid expenses	7,814
Total Assets	11,428,953
Liabilities
Payable to administrator, fund accountant and transfer agent	4,917
Accrued 12b-1 fees — Retail Shares	709
Other accrued expenses	22,590
Total Liabilities	28,216
Net Assets	$11,400,737
Net Assets consist of:
Paid-in capital	$10,766,025
Accumulated undistributed net investment income	54,410
Accumulated undistributed net realized gain from investments	8,808
Net unrealized appreciation on investments	571,494
Net Assets	$11,400,737
Institutional Shares:
Net assets	$9,658,662
Shares outstanding	909,457
Net asset value (“NAV”), offering and redemption price per share(a)	$10.62
Retail Shares:
Net assets	$1,742,075
Shares outstanding	164,313
Net asset value (“NAV”), offering and redemption price per share(a)	$10.60

(a)	A 2% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

11

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the period ended August 31, 2016(a)

Investment Income
Dividend income (net of foreign taxes withheld of $3,142)	$99,622
Interest income	68,158
Total investment income	167,780
Expenses
Investment Adviser	39,479
Audit	24,800
Organizational	15,641
Administration	13,000
Offering	10,493
Fund accounting	10,000
Legal	7,625
Transfer agent	6,501
Registration	3,724
Trustee	3,208
Printing	2,760
Custodian	2,399
12b-1 fees – Retail Shares	1,802
Pricing	1,500
Miscellaneous	12,731
Total expenses	155,663
Fees contractually waived and reimbursed by Adviser	(61,712)
Net operating expenses	93,951
Net investment income	73,829
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	11,126
Net realized loss on foreign currency translations	(21,737)
Net change in unrealized appreciation of investment securities and foreign currency translations	571,494
Net realized and unrealized gain on investments	560,883
Net increase in net assets resulting from operations	$634,712

(a)	For the period March 1, 2016 (commencement of operations) through August 31, 2016.

12

See accompanying notes which are an integral part of these financial statements.

Statement of Changes in Net Assets

For the Period Ended August 31, 2016(a)
Increase in Net Assets due to: Operations
Net investment income	$73,829
Net realized loss on investment securities transactions and foreign currency translations	(10,611)
Net change in unrealized appreciation of investment securities and foreign currency translations	571,494
Net increase in net assets resulting from operations	634,712
Capital Transactions – Institutional Shares
Proceeds from shares sold	9,304,557
Amount paid for shares redeemed	(197,744)
Total Institutional Shares	9,106,813
Capital Transactions – Retail Shares
Proceeds from shares sold	1,687,743
Amount paid for shares redeemed	(28,531)
Total Retail Shares	1,659,212
Net increase in net assets resulting from capital transactions	10,766,025
Total Increase in Net Assets	11,400,737
Net Assets
Beginning of period	—
End of period	$11,400,737
Accumulated undistributed net investment income included in net assets at end of period	$54,410
Share Transactions – Institutional Shares
Shares sold	928,043
Shares redeemed	(18,586)
Total Institutional Shares	909,457
Share Transactions – Retail Shares
Shares sold	167,001
Shares redeemed	(2,688)
Total Retail Shares	164,313

(a)	For the period March 1, 2016 (commencement of operations) through August 31, 2016.

13

See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund - Institutional Shares

Financial Highlights

Selected data for a share outstanding throughout the period.

	For the period ended August 31, 2016(a)
Net asset value, at beginning of period	$10.00

Income from investment operations:

Net investment income	0.07

Net realized and unrealized gain on investments	0.55

Total from investment operations	0.62

Net asset value, at end of period	$10.62

Total Return(b)	6.20	%(c)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$9,659

Before waiver:

Ratio of expenses to average net assets	2.92	%(d)

After waiver:

Ratio of expenses to average net assets	1.75	%(d)

Ratio of net investment income to average net assets	1.44	%(d)

Portfolio turnover(e)	20	%(c)

(a)	For the period March 1, 2016 (commencement of operations) through August 31, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

14

See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund - Retail Shares

Financial Highlights

Selected data for a share outstanding throughout the period.

	For the period ended August 31, 2016(a)
Net asset value, at beginning of period	$10.00

Income from investment operations:

Net investment income	0.05

Net realized and unrealized gain on investments	0.55

Total from investment operations	0.60

Net asset value, at end of period	$10.60

Total Return(b)	6.00	%(c)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$1,742

Before waiver:

Ratio of expenses to average net assets	3.17	%(d)

After waiver:

Ratio of expenses to average net assets	2.00	%(d)

Ratio of net investment income to average net assets	1.19	%(d)

Portfolio turnover(e)	20	%(c)

(a)	For the period March 1, 2016 (commencement of operations) through August 31, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

15

See accompanying notes which are an integral part of these financial statements.

Notes to Financial Statements

August 31, 2016

NOTE 1. ORGANIZATION

The Preserver Alternative Opportunities Fund (the “Fund”) was organized as a non-diversified series of Capitol Series Trust (the “Trust”) on September 16, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is PreserverPartners, LLC (the “Adviser”). The investment objective of the Fund is to seek current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

The Fund currently offers two classes of shares, Institutional Shares and Retail Shares. The Fund commenced operations on March 1, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Both share classes impose a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Fund makes no provision for federal income tax or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of, and during the period ended August 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to

16

Notes to Financial Statements (continued)

August 31, 2016

unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended August 31, 2016, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$–	$(19,419)	$19,419

Restricted and Illiquid Securities – Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on

17

Notes to Financial Statements (continued)

August 31, 2016

the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), loan participations and interests in investment companies that are not registered under the Investment Company Act of 1940 (“1940 Act”) (each a “Private Fund”). Illiquid securities are securities that maybe difficult to sell promptly (generally within seven days) at approximately their current value because of a limited trading market and other factors. The Fund intends to treat interests in loan participations and Private Funds as illiquid securities. Generally, the Trust also considers securities eligible for resale under Rule 144A of the 1933 Act to be illiquid securities for purposes of the Fund’s investment limitation applicable to illiquid securities. The Trust believes that Section 4(2) commercial paper and Rule 144A securities may be considered “liquid” if certain criteria are satisfied consistent with procedures adopted by the Board. The Fund will not invest greater than 15% of its net assets in illiquid or restricted securities.

As of August 31, 2016, the Fund held illiquid and restricted securities representing 7.53% of net assets as listed below:

Issuer Description	Acquisition Date	Shares	Cost	Fair Value
Stone Ridge Reinsurance Risk Premium Interval Fund(a)	5/19/16	19,589	$200,000	$205,485
Third Point Offshore Investors Ltd.	3/29/16 & 4/13/16	6,600	92,684	94,908
Trumbull Property Income Fund LP(b)	4/1/16	–	500,000	513,546
VinaCapital Vietnam OpportunityFund Ltd.	4/27/16 & 5/9/16	14,998	41,958	44,904

(a)

Subject to quarterly offers to repurchase a portion of the outstanding shares at NAV, subject to approval of the securities’ Board of Trustees, and in all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV.

(b)	Security is currently being valued according to the fair value procedures approved by the Board.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

18

Notes to Financial Statements (continued)

August 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security may be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual

19

Notes to Financial Statements (continued)

August 31, 2016

security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills having a maturity of less than 60 days may be valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. These securities will generally be categorized as Level 2 securities.

Private investment funds exempt from registration as an investment company under the 1940 Act (each a “Private Fund”) will be fair valued using the NAV as practical expedient, as provided by the Private Fund’s investment adviser or administrator. The Private Funds value their underlying investments in accordance with policies established by such Private Funds. The Adviser will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by a Private Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value.

In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). ASU 2015-07 removed the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. As permitted, Private Funds with a fair value of $513,546 are excluded from the fair value hierarchy as of August 31, 2016.

In accordance with the Trust’s valuation procedures, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair value pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

20

Notes to Financial Statements (continued)

August 31, 2016

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2016:

	Valuation Inputs
Asset Category	Level 1	Level 2	Level 3	Total
Common Stocks	$4,453,338	$–	$–	$4,453,338
Preferred Stocks	441,208	–	–	441,208
Corporate Bonds	–	1,537,938	–	1,537,938
Collateralized Mortgage Obligations	–	808,886	–	808,886
Asset-Backed Securities	–	295,478	–	295,478
U.S. Treasury Obligations	–	658,941	–	658,941
Closed-End Funds	1,299,976	–	–	1,299,976
Foreign Registered Closed-End Funds	181,728	–	–	181,728
Exchange-Traded Funds	516,911	–	–	516,911
Money Market Securities	569,250	–	–	569,250
Total	$7,462,411	$3,301,243	$–	$10,763,654

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels during the period ended August 31, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the period ended August 31, 2016, the Adviser earned fees of $39,479 from the Fund. At August 31, 2016, the Adviser owed $3,567 to the Fund, including fee waivers and expense reimbursements.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets through December 29, 2017 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three fiscal years, less any reimbursement previously paid, if such recoupment can be achieved within the Expense Limitation as well as any expense limitation in effect at the time the reimbursement is made. This expense cap agreement may be terminated by the Board at any time.

21

Notes to Financial Statements (continued)

August 31, 2016

The amount subject to repayment by the Fund, pursuant to the aforementioned conditions, is as follows:

Amount	Recoverable through August 31,
$61,712	2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the period ended August 31, 2016, Ultimus earned fees of $13,000 for administration services, $6,501 for transfer agent services, and $10,000 for fund accounting services. At August 31, 2016, the Fund owed Ultimus $4,917 for such services.

Certain officers and one Trustee of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC. Certain officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund’s Retail Shares in connection with the promotion and distribution of the Fund’s Retail Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Retail Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of whether 12b-1 Expenses are actually incurred. Accordingly, the 12b-1 Expenses of the Retail Shares of the Fund may be less than fees paid out by the class under the Plan. For the period ended August 31, 2016, Retail Shares 12b-1 expense incurred by the Fund was $1,802. At August 31, 2016, the Fund owed the Distributor $709 for Retail Shares 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the period ended August 31, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$643,671
Other	11,505,400
Sales
U.S. Government Obligations	$–
Other	2,013,924

22

Notes to Financial Statements (continued)

August 31, 2016

NOTE 6. FEDERAL TAX INFORMATION

As of August 31, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$645,821
Gross Unrealized Depreciation	(164,917)
Net Unrealized Appreciation (Depreciation)	$480,904

At August 31, 2016, the aggregate cost of securities for federal income tax purposes was $10,796,296 for the Fund.

At August 31, 2016, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the mark-to-market adjustments on passive foreign investment companies, the tax treatment of Grantor Trusts and the return of capital adjustments from real estate investment trusts.

At August 31, 2016, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Undistributed Ordinary Income	$149,322
Undistributed Long-Term Capital Gains	4,537
Unrealized Appreciation (Depreciation)(a)	480,853
Total Accumulated Earnings (Deficit)	$634,712

(a)

The difference between book basis and tax basis unrealized appreciation (depreciation), including foreign currency translation, is attributable to the mark-to-market adjustments on passive foreign investment companies, the tax treatment of Grantor Trusts and the return of capital adjustments from real estate investment trusts.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the 1940 Act. At August 31, 2016, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder, 94% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide

23

Notes to Financial Statements (continued)

August 31, 2016

general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

24

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Capitol Series Trust:

We have audited the accompanying statement of assets and liabilities of Capitol Series Trust – Preserver Alternative Opportunities Fund (the “Fund”), including the schedule of investments, as of August 31, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the period March 1, 2016 (Commencement of Operations) through August 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Preserver Alternative Opportunities Fund as of August 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period March 1, 2016 (Commencement of Operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

October 26, 2016

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Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2016 through August 31, 2016).

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on sales charges and short-term redemptions. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

26

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value, March 1, 2016	Ending Account Value, August 31, 2016	Expenses Paid During Period(a)	Annualized Expense Ratio
Preserver Alternative Opportunities Fund
Institutional Shares	Actual	$1,000.00	$1,062.00	$9.07	1.75%

	Hypothetical(b)	$1,000.00	$1,016.34	$8.87	1.75%

Retail Shares	Actual	$1,000.00	$1,060.00	$10.36	2.00%

	Hypothetical(b)	$1,000.00	$1,015.08	$10.13	2.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 70 Trustee Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to June 2015).

Mary M. Morrow Age: 57 Trustee Began Serving: November 2013

Principal Occupations(s): Vice President, Strategic Initiatives, Gateway Health (January 2015 to present).

Previous Position(s): Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 7 series.

27

Trustees and Officers (Unaudited) (continued)

Interested Trustees & Officers

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young*** Age: 51 Chairman of the Board and Trustee Began Serving: September 2013

Principal Occupation(s): Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); President, Unified Financial Securities, LLC (July 2015 to present) (Trust Distributor); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Position(s): President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2015 to December 2015); Senior Vice President, Huntington Asset Services, Inc. (January 2010 to April 2015); Chief Executive Officer, The Huntington Funds (February 2010 to April 2015); Chief Executive Officer, Huntington Strategy Shares (November 2010 to April 2015); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (investment adviser) (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 40 Chief Executive Officer and President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

28

Trustees and Officers (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond Age: 36 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); Assistant Treasurer, Unified Series Trust (2011 to August 2014); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).

John C. Swhear Age: 55 Chief Compliance Officer and Anti-Money Laundering Officer Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to present); Chief Compliance Officer of Unified Financial Securities, LLC (the Distributor) (July 2007 to present); Vice President of the Unified Series Trust (January 2016 to present); and Chief Compliance Officer, Anti-Money Laundering Officer and Vice President of Valued Advisers Trust (May 2007 to present).

Previous Position(s): Director, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (May 2014 to December 2015); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to December 2015); President, Unified Series Trust (August 2013 to January 2016); Interim President, Unified Series Trust (March 2012 to August 2013); Senior Vice President, Unified Series Trust (May 2007 to March 2012); Secretary, The Huntington Funds (April 2010 to February 2012).

29

Trustees and Officers (Unaudited) (continued)

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stacey Havens Age: 50 Vice President Began Serving: September 2013

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

Tiffany R. Franklin Age: 40 Secretary Began Serving: December 2015

Principal Occupation(s): Senior Paralegal, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Paralegal, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Secretary, Huntington Strategy Shares (December 2015 to March 2016); Secretary, The Huntington Funds (December 2015 to April 2016); Florida Registered Paralegal, Anton Legal Group (February 2007 to June 2011); previously employed as a Paralegal in various capacities for private practice law firms in Indiana.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Trust currently consists of 7 series.
***	Mr. Young is deemed an interested trustee because he is an officer of an entity that is under common control with Unified Financial Securities, LLC, the Trust’s distributor.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2119 to request a copy of the SAI or to make shareholder inquiries.

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Change in Independent Registered Public Accounting Firm (Unaudited)

The Board, with the approval and recommendation of the Audit Committee, selected Ernst & Young LLP (“EY”) to replace KPMG LLP (“KPMG”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending August 31, 2017.

For the most recent fiscal period, KPMG audited the Fund’s financial statements. KPMG’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trust and KPMG on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreement in its report.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

PRESERVER PARTNERS, LLC

AND

APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

SEMPER CAPITAL MANAGEMENT, L.P.

(Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) on September 16, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Preserver Partners, LLC (“Preserver”) regarding the Preserver Alternative Opportunities Fund (the “Preserver Fund”) (the “Investment Advisory Agreement”). The Preserver Fund is a newly organized series of the Trust. At the same quarterly meeting of the Board of the Trust held on September 16, 2015, the Trust’s Board, including all of the Independent Trustees, considered and approved the Sub-Advisory Agreement between Preserver and Semper Capital Management, L.P. (“Semper”) regarding the Preserver Fund (the “Sub-Advisory Agreement”).

Prior to the meeting, the Trustees received and considered information from Preserver, Semper and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement and Sub-Advisory Agreement, respectively, including, but not limited to, each of Preserver and Semper’s due diligence questionnaire, Preserver and Semper’s Code of Ethics, an operating expense limitation agreement (the “Expense Limitation Agreement”), and certain Lipper expense analysis data (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement and Sub-Advisory Agreement, respectively, the Trustees reviewed the terms and the form of the Investment Advisory Agreement, the Sub-Advisory Agreement, and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also reviewed a memorandum from such counsel discussing the legal standards for their consideration of the proposed Investment Advisory Agreement and Sub-Advisory Agreement, which memorandum described the various factors that the Securities and Exchange Commission and U.S. courts over the years have suggested would be appropriate for trustee consideration, including the factors in the Gartenberg case. Representatives from Preserver and Semper each also met with the Trustees and provided further information regarding their proposed services to the Fund, including but not limited to information regarding each firm’s investment philosophy.

In determining whether to approve the Investment Advisory Agreement and Sub-Advisory Agreement, the Trustees considered all factors they believed relevant including the following, with respect to the Preserver Fund: (1) the nature, extent, and quality of the services provided by Preserver and Semper with respect to the Preserver Fund; (2) the cost of the services to be provided and the profits to be realized by Preserver and Semper from services rendered to the Trust with respect to the Preserver Fund; (3) comparative fee and expense data for the Preserver Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Preserver Fund grows, and whether the respective advisory and sub-advisory fees for the Fund reflect such economies of scale for the Preserver Fund’s benefit; and (5) other financial benefits to Preserver and Semper resulting from services rendered to the Preserver Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

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Based upon Preserver’s presentation and information from Preserver, Semper and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Advisory Agreement and Sub-Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Preserver as will be set forth in the Advisory Agreement, and with Semper as will be set forth in the Sub-Advisory Agreement, as each proposed agreement relates to the Preserver Fund, are fair and reasonable in light of the services that Preserver and Semper will perform, the investment advisory fees that each will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement and Sub-Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Preserver will provide under the Advisory Agreement with respect to the Preserver Fund, noting that such services and responsibilities differ from those of the Sub-Adviser, and include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Preserver Fund’s securities portfolio, including through the use of a sub-adviser; (2) investing or overseeing the investment of the Preserver Fund’s assets consistent with the Preserver Fund’s investment objective and investment policies; (3) as circumstances may warrant once the Preserver Fund is operating pursuant to a manager of managers exemptive order, recommending to the Board investment managers to serve as sub-advisers for the Preserver Fund to make specific portfolio investments for different asset classes or portions of the Preserver Fund’s portfolio, according to designated investment objectives, styles and strategies; (4) allocating certain of Preserver Fund assets to or among those investment managers, overseeing them and evaluating their performance results; (5) directly managing the portion of the Preserver Fund’s assets that the Adviser determines not to allocate to sub-advisers, and, with respect to such portion, determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (6) voting or overseeing the voting of all proxies with respect to the Preserver Fund’s portfolio securities; (7) maintaining or overseeing the maintenance of the required books and records for transactions affected by Preserver and/or Semper on behalf of the Preserver Fund; and (8) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Preserver Fund. The Trustees considered Preserver’s own capitalization separately and its assets under management, as well as the commitment on the part of Preserver to be adequately capitalized and insured. The Trustees also considered the investment philosophy of Preserver’s portfolio management team and their investment industry experience. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Preserver proposes to provide to the Preserver Fund under to the Investment Advisory Agreement.

Similar to the review of Preserver, the Trustees considered the scope of distinct services that Semper will provide under the Sub-Advisory Agreement with respect to the Preserver Fund, noting that such services and responsibilities differ from those of the Adviser, and include but are not limited to the following: (1) investing the assets of the Preserver Fund consistent with its investment objective and investment policies; (2) for the portion of the portfolio that the Adviser plans to allocate to Semper, and subject to the Adviser’s oversight, determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transactions; (3) subject to the Adviser’s oversight, voting proxies with respect to the Preserver Fund’s portfolio securities for the portion of the portfolio that the Adviser allocated to Semper; (4) maintaining the required books and records for transactions affected by Semper on behalf of the Preserver Fund; and (5) selecting broker-dealers to execute orders on behalf of the Preserver Fund. The Trustees

33

considered Semper’s assets under management and the investment industry experience of its portfolio management team. The Trustees noted the investment philosophy of Semper’s portfolio managers and the lead portfolio manager’s significant investment and portfolio management experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Semper proposes to provide to the Preserver Fund under the Sub-Advisory Agreement.

Cost of Advisory and Sub-Advisory Services and Profitability. The Trustees considered the proposed annual management fee associated with the Preserver Fund and the total annual operating expenses of each class (advisory fees of 0.75 percent, with total annual operating expenses capped at 1.75 percent for both the Institutional Shares and Retail Shares). The Trustees considered Preserver’s profitability analysis (12 month pro-forma) for services that Preserver will render to the Fund. In this regard, the Trustees noted that Preserver is agreeing to the Expense Limitation Agreement and Preserver expects to subsidize expenses of the Fund in excess of the agreed-upon expense cap, including a portion of the cost of shareholder service expenses (other than transfer agency) and distribution services rendered to the Preserver Fund which exceed the projected Rule 12b-1 fees payable by the Preserver Fund that Semper has not otherwise agreed to pay. The Trustees emphasized that Preserver has contractually agreed to reimburse the Preserver Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed the amount specified in the Expense Limitation Agreement. The Trustees concluded that Preserver’s advisory relationship with the Preserver Fund will not initially be profitable until assets grow.

The Trustees also considered the proposed annual sub-advisory fee that Preserver will pay to Semper under the Sub-Advisory Agreement. In this regard, the Trustees noted that Semper also expects to subsidize the cost of shareholder service expenses (other than transfer agency fees) and certain of distribution services rendered to the Preserver Fund which exceed the projected Rule 12b-1 fees payable by the Preserver Fund. The Trustees also noted that Semper had committed with Preserver to share in reimbursement of the Preserver Fund for its operating expenses if necessary, and to reduce its sub-advisory fees, if necessary, to the extent necessary to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed the amount specified in the Preserver Fund’s prospectus. With respect to profitability, the Trustees considered that Preserver compensates Semper from its fee. The Trustees concluded that Semper’s service relationship with Preserver with respect to the Preserver Fund may not initially be profitable given Semper’s commitment to participate in the subsidization of the Preserver Fund.

Comparative Fee and Expense Data. Preserver discussed, comparatively, the advisory fee and contractual expenses that the Preserver Fund will bear and those of funds in the same Lipper benchmark category. The Trustees noted that the Preserver Fund’s management fee was higher than the average management fees (after waivers) reported for the benchmark category. They also considered that the total expenses of the Preserver Fund were higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the projected assets of the Preserver Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Preserver’s proposed advisory fee and the portion it allocates to Semper are reasonable at this time.

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Economies of Scale. The Trustees considered whether the Preserver Fund would benefit from any economies of scale, noting that the investment advisory fee and the sub-advisory fee for the Preserver Fund do not contain breakpoints. The Trustees noted that the Preserver Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory services that Preserver or Semper would need to provide to the Preserver Fund at the present time. The Trustees also took into account the fact that Preserver had expressed reservation about instituting breakpoints for the Preserver Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Preserver and Semper confirmed that neither firm utilizes soft dollar arrangements with respect to portfolio transactions and neither firm has any affiliated brokers that are used to execute the Preserver Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Preserver or Semper and its affiliates as compensation for shareholder and distribution services performed on behalf of the Preserver Fund, the Trustees considered the fact that the overall distribution expenses that Preserver and Semper expect to incur exceed anticipated Rule 12b-1 payments from the Preserver Fund. The Trustees concluded that Preserver and Semper will not receive any other material financial benefits from services rendered to the Preserver Fund.

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CAPITOL SERIES TRUST

PRIVACY POLICY

(Unaudited)

Capitol Series Trust (the “Trust”) on behalf of each of its series (each a “Fund,” collectively the “Funds”) adopts the following privacy policy in order to safeguard the personal information of its consumers and customers that are individuals in accordance with Securities and Exchange Commission Regulation S-P,17 CFR 284.30.

We collect only relevant information about a Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Trust does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to a Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with a Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to a Fund. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that a shareholder holds shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the shareholders’ financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

36

PROXY VOTING – (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (844) 838-2119 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Stacey Havens, Vice President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Tiffany Franklin, Secretary

INVESTMENT ADVISER

PreserverPartners, LLC

8700 Trail Lake Drive West, Suite 105

Memphis, TN 38125

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

191 West Nationwide Boulevard, Suite 500

Columbus, OH 43215

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $61,800

Fiscal year ended 2015: $43,800

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $2,000

Fiscal year ended 2015: $1,000

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $23,380

Fiscal year ended 2015: $16,580

Nature of the fees:            Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $0

Fiscal year ended 2015: $0

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2016	$0	$0
FY 2015	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	10/26/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	10/26/2016

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	10/26/2016